Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. Strategic Actions and Fourth Quarter / Full Year 2022 Financial Results and Business Update February 27, 2023 © 2023 Theravance Biopharma. All rights reserved.

Forward-Looking Statements

This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the "Company") intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Examples of such statements include statements relating to: the Company's repurchase of its ordinary shares by way of an open market share repurchase program, headcount reductions in connection with focusing investments in research, the Company's governance policies and plans, the Company's expectations regarding its allocation of resources and maintenance of expenditures, the Company's goals, designs, strategies, plans and objectives, the ability to provide value to shareholders, the Company's regulatory strategies and timing of clinical studies, and contingent payments due to the Company from the sale of the Company's TRELEGY ELLIPTA royalty interests to Royalty Pharma. These statements are based on the current estimates and assumptions of the management of the Company as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company's product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company's recent restructuring actions on its employees, partners and others, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company's shares, and general economic and market conditions.

Other risks affecting the Company are in the Company's Form 10-Q filed with the SEC on November 9, 2022, and other periodic reports filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measure

Theravance Biopharma provides a non-GAAP profitability target in this presentation. Theravance Biopharma believes that the non-GAAP profitability target provides meaningful information to assist investors in assessing prospects for future performance as it provides a better metric for analyzing the future potential performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position. Because non-GAAP financial targets, such as non-GAAP profitability, are not standardized, it may not be possible to compare this target with other companies' non-GAAP targets or measures having the same or a similar name. Thus, Theravance Biopharma's non-GAAP target should be considered in addition to, not as a substitute for, in in isolation from, the company's actual GAAP results and other targets

Theravance Biopharma
Medicines That Make a Difference
2

Introduction and Overview Rick E Winningham Chief Executive Officer Commercial and Development Update Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer Agenda 3

Strategic Actions Focused on Continued Value Creation

Authorized $325M Capital Return Program

Approved incremental $75M to existing $250M program initiated Sept'22, with goal to complete program by end of 2023

- Repurchased $155M of stock to date, including $27M in 2023
- $170M remains in capital return program; **expected to complete by end of 2023**

Discontinuing Investments in Research

Prioritize resource allocation toward ampreloxetine Phase 3 study and YUPELRI® (revefenacin) PIFR-2 study

- **Discontinuing research activities**, including stopping inhaled Janus kinase (JAK) inhibitor program
- ~17% **headcount reduction** by end of Mar 2023

Board and Governance Evolution

Appointed independent director Susannah Gray to Board of Directors

- Part of ongoing commitment to board refreshment

Lead Independent Director William D. Young will not stand for re-election at 2023 AGM

Company **will put forth proposal to declassify the Board of Directors over time** at 2023 AGM

Theravance Biopharma
Medicines That Make a Difference

PIFR, peak inspiratory flow rate.
AGM, Annual General Meeting – May 2, 2023

4

2023 Targets

YUPELRI® revefenacin inhalation solution

- **Continue YUPELRI Net Sales growth** by executing on targeted strategies to capture sizeable niche market
- Complete **PIFR-2 study** and provide top-line results in 2H'23

Ampreloxetine

- **Initiate Phase 3 CYPRESS trial** in MSA patients with symptomatic nOH in Q1'23
- Submit **orphan drug designation** request in early 2023

Financial

- **Expanded Capital Return Program to $325M**, and expect to complete the remaining $170M this year
- **Generate Non-GAAP[1] Profit** in 2H'23
- **$50M potential milestone** for TRELEGY Net Sales of ~$2.86B[2]

Theravance Biopharma
Medicines That Make a Difference

1. Non-GAAP profit is expected to consist of GAAP income before taxes less share-based compensation expense and non-cash interest expense. See the section titled "Non-GAAP Financial Measure" for more information. 2. The first milestone payment, of $50.0 million, will be triggered if Royalty Pharma receives $240.0 million or more in royalty payments from GSK with respect to 2023 TRELEGY global net sales, which we would expect to occur in the event TRELEGY global net sales reach approximately $2.863 billion. MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; PIFR, peak inspiratory flow rate.

5

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share) 6

93,450 97,770 107,790 113,220 137,760 K 20 K 40 K 60 K 80 K 100 K 120 K 140 K 160 K Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 $15.3 $15.3 $17.2 $18.7 $19.5 0 4 8 12 16 20 24 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 YUPELRI ® | Growing Net Sales and Hospital Volume 7 Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 12/31/2022. See TBPH 10K filed February 28, 2022 for greater detail re TBPH implied 35%. Quarterly YUPELRI Hospital Doses Hospital doses sold increased 47% Q4’22 vs. Q4’21 TBPH Implied 35% of Total Net Sales ($M) Net sales increased 27% Q4’22 vs. Q4’21 25% year - over - year net sales growth in 2022 53% year - over - year volume growth in 2022

YUPELRI ® Hospital Sales and Community TRx Trends Hospital share dropped slightly due to largest Q/Q growth in market volume since YUPELRI launch 8 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 12/31/2022. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through Nov’22 ǂRetail TRx Volume - Symphony Health METYS Prescription Dashboard through 12/31/2022. 5.4% 6.5% 6.6% 7.4% 7.8% 8.7% 9.5% 10.8% 11.3% 11.7% 13.3% 12.5% 0% 5% 10% 15% 20% 25% 30% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Hospital LA - NEB Market Share* YUPELRI LA-NEB Market Share TRx volume represents retail only which is typically 33% of Retail + DME Reported DME volume, while lagged, typically follows Retail volume trends 15.2% 16.3% 17.4% 18.7% 19.7% 21.4% 22.5% 23.2% 24.1% 25.3% 26.4% 27.1% 0K 5K 10K 15K 20K 25K 0% 5% 10% 15% 20% 25% 30% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Retail TRx Volume ǂ Community LA - NEB Market Share † Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol , formoterol Hospital Market Share Community Market Share with TRx

YUPELRI®:
Phase 4 Randomized, Double-Blind, Parallel-Group Study (PIFR-2)


YUPELRI
Randomization
1:1
Run-in
SPIRIVA® via HH*
Results
Once-daily treatment: 12 weeks

Sample size

- N = Up to 488
- Top-line results 2H'23

Endpoints

- **Primary:** Change from baseline in trough FEV_1 (Day 85)
- **Key secondary:** Trough overall treatment effect on FEV_1

Phase 4, Randomized, Double-Blind, Parallel-Group Study in Adults With Severe-to-Very-Severe COPD and Suboptimal Inspiratory Flow Rate.
*Dry powder inhaler (Spiriva® HandiHaler®).
FEV_1, forced expiratory volume in 1 second; PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
9

Ampreloxetine Investigational once - daily norepinephrine reuptake inhibitor For symptomatic neurogenic orthostatic hypotension ( nOH ) in multiple system atrophy (MSA) patients 10

New Era in Treating MSA Symptoms: Product Positioning

MSA Prevalence	Prevalence of nOH in MSA Patients	Addressable Patient Population
~50K MSA patients in U.S.[1] (considered orphan disease)	**70%-90%** of MSA patients experience **nOH** symptoms[2]	**35K – 45K** MSA patients with nOH symptoms

Current Treatment Landscape | **Unique Treatment Profile**

	Droxidopa[3]	Midodrine[4]	Ampreloxetine
Indication	Symptomatic nOH	OH	Symptomatic nOH associated with **MSA**
Efficacy / Durability	OHSA#1; clinical effectiveness >2 weeks not established	Increase in systolic blood pressure 1 min after standing	**OHSA composite**; clinically meaningful and durable response **>20 weeks**
Dosing	3x daily, titration to effect	3x daily	**Once-daily**
Safety	**Black box warning** for supine hypertension		**No signal for supine hypertension**

Theravance Biopharma
Medicines That Make a Difference

Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file.
1. UCSD Neurological Institute (25K-75K, with ~10K new cases per year); NIH National Institute of Neurological Disorders and Stroke (15K-50K). 2. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 3. NORTHERA® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 4. ProAmatine® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, Orthostatic Hypotension Symptom Assessment.

11

Study 0170 OHQ Questionnaire Scores LS Mean (95% CI) OHSA Symptoms composite score - 1.6 ( - 2.7, - 0.5) Dizziness - 1.5 ( - 3.2, 0.2) Vision - 1.7 ( - 3.2, - 0.3) Weakness - 0.7 ( - 2.3, 0.9) Fatigue - 1.5 ( - 3.1, 0.1) Trouble concentrating - 1.8 ( - 3.3, - 0.4) Head/neck discomfort - 2.2 ( - 3.7, - 0.7) OHDAS Daily activities composite score - 0.8 ( - 2.1, 0.4) Standing short time - 2.0 ( - 3.6, - 0.4) Standing long time - 0.3 ( - 1.8, 1.2) Walking short time - 0.7 ( - 2.4, 1.0) Walking long time 0.4 ( - 1.2, 2.1) OHQ composite score - 1.2 ( - 2.3, - 0.2) The Unique Benefits of Ampreloxetine Treatment 12 Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file. 1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. 2. NORTHERA ® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 3. ProAmatine ® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017. CI, confidence interval; MSA, multiple system atrophy; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessmen t. Supine hypertension with droxidopa and midodrine 2,3 Absence of a signal would be a differentiator: • Available to patients with supine hypertension • Can be taken anytime of day/night • Potential to be combined with other drugs Differentiated safety profile Unique efficacy and durability MSA patients may have difficulty swallowing : • Once - daily dosing, single 10mg tablet • Low dosing frequency improves compliance • Decreases caregiver burden Patient - friendly dosing Improvement in activities of daily living that require w alking and standing for a short time 1 which could favorably impact caregiver burden Clinically meaningful and durable effectiveness well beyond 2 weeks First - in - class therapy effective in treating a constellation of cardinal symptoms in MSA patients: -4 -2 0 2 4 Favors ampreloxetine Favors placebo

Offering Hope to MSA Patients with Symptomatic nOH

Study 0197 (CYPRESS): Phase 3 randomized withdrawal study in patients with MSA
Primary endpoint: change in OHSA composite score



Streamlined operational infrastructure
Optimized country/site selection
Aligned with FDA
Q1'23 Entry
Open-Label
Ampreloxetine 10 mg
Once-daily treatment: 12 weeks
Randomization 1:1
Double-blind RWD
Ampreloxetine 10 mg
Placebo
Once-daily treatment: 8 weeks
Results
n~100
To be enrolled
n~60
Completers

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; RWD, randomized withdrawal design.

Theravance Biopharma
Medicines That Make a Difference
13

Financial Update 14

$325 Million Capital Return Program

Complete

- ✓ ~$95M: Purchased GSK's equity stake in Theravance (Sep'22) and completed Dutch auction tender offer (Nov'22)

Open Market Share Buybacks

- ✓ ~$33M completed in Dec'22
- ✓ ~$27M completed in 2023, through 2/27/23

~50% (or ~$155M) of $325M capital return program completed as of 2/27/23

$170M remains in capital return program; expected to complete by end of 2023

Theravance Biopharma
Medicines That Make a Difference
15

Q4 2022 Financial Highlights Beginning 2023 from a position of strength 16 1. Cash, cash equivalents and marketable securities. SBC, Share - based compensation. Metric Amount (M) Note Cash and Cash Equivalents 1 (as of December 31, 2022) $327.5 • $118M taxes paid in Q4’22 for sale of TRELEGY royalty interests • $34M of share buybacks in Q4’22 • $7M of cash burn in Q4’22 Shares Outstanding (as of December 31, 2022) 65.2 ~13M shares repurchased in 2022 VIATRIS Collaboration Revenue (quarter ended December 31, 2022) $14.6 Operating Expenses (excluding SBC) (quarter ended December 31, 2022) $25.1 Share - Based Compensation (quarter ended December 31, 2022) $6.9

2023 Financial Guidance Expected to generate non - GAAP 1 Profit in 2H 2023 17 1. Non - GAAP profit is expected to consist of GAAP income before taxes less share - based compensation expense and non - cash interest e xpense; see the section titled "Non - GAAP Financial Measure" for more information. • 2023 OPEX Guidance Range: • R&D: $35M - $45M • SG&A: $45M - $55M • Guidance Excludes: • Non - cash share - based compensation • One - time severance and termination costs associated with 2023 headcount reduction: • Expected to be $1M - $2M in Q1’23 • Share - Based Compensation: • Expected to decline materially in 2023 vs. 2022

Q4 Net Sales of $537M | FY 2022 Net Sales of $2.1B 4 Outer - Year Royalties 3 return in 2029: TRELEGY ELLIPTA Milestones and Royalties GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy 18 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 10 0% of TRELEGY ELLIPTA royalties. 3. 85 % of TRELEGY ELLIPTA royalties return to Theravance Biopharma beginning July 1, ್ 2029 ್ for sales ex - U.S., and January 1, ್ 2031 ್ for sales within the U.S.; U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. 4. Source: Bloomberg FF, Fluticasone Furoate; UMEC, Umeclidinium; VI, Vilanterol. Mid - Term Value Long - Term Value • Ex - US royalties return Jul. 1, ௗ 2029 • US royalties return after Jan. 1, ௗ 2031 • Paid directly from Roy alty Pharma Up to $250M of Sales - based milestones 1,2 between 2023 – 2026: GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

Theravance Biopharma: Positioned for Value Creation MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension. Ampreloxetine for nOH new era in treating MSA symptoms Substantial opportunity for further growth Potential to offer a unique, first in class treatment benefit Retained future value of TRELEGY in milestones and certain outer year royalties Retained Value Positioned to create value from a foundation of financial strength Three distinct drivers of value over the near, mid, and long - term 19

Rick E Winningham Chairman and Chief Executive Officer Former CEO, Theravance , Inc. (now INVA) Former President (Oncology/ Immunology/Oncology Therapeutics Network), Bristol Myers Squibb Aziz Sawaf , CFA Senior Vice President, Chief Financial Officer Former Theravance Biopharma, Vice President, Finance Former Gilead Sciences, Finance Rhonda F. Farnum Senior Vice President, Chief Business Officer Former Executive Director of Marketing, Amgen Former VP (Hematology), Onyx Pharmaceuticals & Former Commercial Leadership, Genentech Richard A. Graham Senior Vice President, Research and Development Former Senior Director, Head of Translational Medicine, Onyx Pharmaceuticals Former Clinical Pharmacologist and Project Team Leader, Genentech and GlaxoSmithKline Q&A Session 20

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . 21 OATP, organic anion transporting polypeptide.

About YUPELRI® (revefenacin) Inhalation Solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

22

Appendix

Appoints Susannah Gray to Board as new Independent Director 24 Susannah Gray served as the Executive Vice President and Chief Financial Officer of Royalty Pharma, the largest aggregator of pharmaceutical royalty interests worldwide, from January 2005 to December 2018. She was promoted to Executive Vice President of Finance and Strategy in December 2018 and retired from Royalty Pharma in September 2019. Prior to Royalty Pharma, Ms. Gray served as a managing director and senior analyst covering the healthcare sector in CIBC World Markets’ high yield group from 2002 to 2004, and also previously served in similar roles at Merrill Lynch and Chase Securities (predecessor of J.P. Morgan Securities). She currently serves on the Boards of Directors of Maravai LifeSciences (Nasdaq: MRVI), 4D Molecular Therapeutics (Nasdaq: FDMT) and Morphic Therapeutic (Nasdaq: MORF). Previously, Ms. Gray served on the Board of Directors of Apria until its sale to Owens & Minor. Ms. Gray received a BA in social studies, with honors, from Wesleyan University and an MBA from Columbia University.

2022: A Year of Transformation

YUPELRI® revefenacin inhalation solution

- **Three consecutive quarters** of all-time high Net Sales and Profit in Q2-Q4
- **Continued community market share growth** every quarter since launch
- **53% Y/Y growth in hospital volume**, a key driver of overall brand performance[1]
- **Initiated** PIFR-2 study

Ampreloxetine

- In study 0170, **prevented blood pressure drop and symptoms worsening in MSA**[2]
- **Aligned with FDA on new Phase 3 study for NDA filing** with OHSA composite score as primary endpoint
- **Three scientific platform presentations** at American Autonomic Society meeting[3]
- **Secured up to $40 million** from Royalty Pharma for funding ampreloxetine development; $25M to fund majority of new P3 study

Financial

- **Sold TRELEGY ELLIPTA royalty interests for $1.1B upfront**, while retaining value through milestones and certain outer-year royalties
- **Eliminated all debt, ~$650 million**
- **Completed financial restructuring**
- **Initiated $250 million capital return program**, of which ~62% was completed as of February 27, 2023

Theravance Biopharma
Medicines That Make a Difference

1. Year-to-date through Q4'22; 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170; 3. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4.

MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; PIFR, peak inspiratory flow rate.

25

Patent Protection Into Late 2030s 26 COPD, Chronic obstructive pulmonary disease ; nOH , neurogenic orthostatic hypotension; PTE, patent term extensions. Compound Invention Granted / Pending Application Estimated Patent Expiry YUPELRI ® / revefenacin Composition of Matter Granted US 2028 (once PTE awarded) Polymorph Granted US 2030 - 2031 Method for the maintenance treatment of COPD patients Granted US 2039 Ampreloxetine Composition of Matter Granted US 2030 (plus PTE of up to 5 years) Method of Treating nOH Granted US 2037

Substantial Opportunity for Further YUPELRI® Growth

Once-Daily Nebulized LAMA COPD treatment represents a sizeable niche market

Estimated 2021 YUPELRI Patient Funnel (US)


~16M COPD Diagnosed[1]
2% Annual Growth Rate[2]
~13M Drug Treated[2]
~81% of COPD Diagnosed (up to 83% by 2029)
~10M on Maintenance Therapy[3]
~80% of Drug Treated
~50–70K Patients on YUPELRI
<1% of Maintenance Therapy

Patent No 11,484,531, methods of treating COPD, expiring in 2039, is now listed in the *Approved Drug Products with Therapeutic Equivalence Evaluations*

- COPD is **under-diagnosed**[1]
- COPD patients with or without symptoms may be treated with rescue and/or maintenance therapies
- Estimated patient counts from volume using average 'days of therapy' assumptions vary considerably across DME and retail channels

Growth opportunities within numerous patient segments

YUPELRI may be appropriate for COPD patients, including but not limited to:

- **Moderate-to-very-severe COPD** (73–92%[4]); once-daily LAMAs are first-line therapy for moderate-to-very severe COPD patients
- Patients with **suboptimal PIFR** (19–78% of COPD patients[5])
- Patients with **cognitive or dexterity challenges**
  - ~36% of COPD patients present episodes of cognitive impairment; ~33% of elderly patients have inadequate hand strength for inhalers[6]
- Patients inappropriately using **short-acting nebulized treatment as maintenance** therapy
- Patients **transitioning from hospital to home care** after being stabilized on nebulized treatment during hospitalization

Theravance Biopharma
Medicines That Make a Difference

1. American Lung Association.
2. Clarivate COPD Disease Landscape & Forecast US 2021.
3. Revefenacin COPD Joint Venture Research 2016.
4. Safka KA, et al. Chronic Obstr Pulm Dis 2017.
5. Mahler DA, et al. Chronic Obstr Pulm Dis 2019.
6. Armitage JM, Williams SJ Inhaler technique in the elderly. Age Ageing 1988 17:275-278.

COPD, chronic obstructive pulmonary disease; DME, durable medical equipment; LAMA, long-acting muscarinic antagonist; PIFR, peak inspiratory flow rate.

27

Offering Hope to MSA Patients with Symptomatic nOH

AMERICAN AUTONOMIC SOCIETY

33rd International Symposium on the Autonomic Nervous System
November 2–5, 2022: Sheraton Maui, Hawaii

Platform Presentations, Session 1, November 2, 2022

Biaggioni I, et al. Abstract 34 / Virtual Poster 106
A phase 3, 22-week, multi-center, randomized withdrawal study of ampreloxetine in treating symptomatic nOH

Kaufmann H, et al. Abstract 33 / Virtual Poster 117
Blood pressure and pharmacodynamic response of ampreloxetine, a norepinephrine reuptake inhibitor, in patients with symptomatic nOH

Freeman R, et al. Abstract 30 / Virtual Poster 4
Longitudinal analysis of ampreloxetine for the treatment of symptomatic nOH in subset of patients with MSA

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

Theravance Biopharma
Medicines That Make a Difference
28

Shift Toward Broad Symptomatic Improvement for MSA Patients

"Old" Ampreloxetine Program



PD
PAF
MSA

"Dizziness" based indication for short-term effectiveness



Study 0169: 4 weeks
Randomized, double-blind, placebo controlled, parallel group
All patients who complete 0169 may enroll into 0170
+ de novo
SEQUOIA
Study 0170*: 22 weeks
Randomized 16-week open label, 6-week randomized, double-blind, placebo-controlled withdrawal
All patients who complete 0170 may enroll into 0171
REDWOOD

"New" MSA-focused Ampreloxetine Program



CYPRESS
An ampreloxetine study for nOH in MSA patients



MSA

In study 0170, ampreloxetine **prevented blood pressure drop and symptoms worsening in MSA**[1]

Support from the scientific and medical community with 3 scientific presentations presented at the American Autonomic Society meeting[2]

Aligned with FDA on new Phase 3 study for approval with OHSA composite as primary endpoint

Constellation of symptoms-based indication



Study 0170 OHQ Questionnaire Scores
LS Mean (95% CI)
OHSA
Symptom composite score -1.6 (-2.7, -0.5)
Dizziness -1.5 (-3.2, 0.2)
Vision -1.7 (-3.2, -0.3)
Weakness -0.7 (-2.3, 0.9)
Fatigue -1.5 (-3.1, 0.1)
Trouble concentrating -1.8 (-3.3, -0.4)
Head/neck discomfort -2.2 (-3.7, -0.7)
OHDAS
Daily activities composite score -0.8 (-2.1, 0.4)
Standing short time -2.0 (-3.6, -0.4)
Standing long time -0.3 (-1.8, 1.2)
Walking short time -0.7 (-2.4, 1.0)
Walking long time 0.4 (-1.2, 2.1)
OHQ composite score -1.2 (-2.3, -0.2)
-4
-2
0
2
4
Favors ampreloxetine
Favors placebo

Durable effectiveness



OHSA Composite Score Mean (95% CI)
0169 4-week double-blind
0170 16-week open label period
0170 6-week RW period
Placebo
Ampreloxetine
Ampreloxetine OL
Week
Placebo, n= 33 33 33 31 31 20 19 20 18
Ampreloxetine, n= 34 33 33 33 32 64 60 51 44 42 20 17 19 20

1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170.
2. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4.

MSA, Multiple System Atrophy; nOH, neurogenic orthostatic hypotension; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment; PAF, Pure Autonomic Failure; PD, Parkinson's Disease.

Theravance Biopharma
Medicines That Make a Difference
29

TRELEGY ELLIPTA Theravance Biopharma and Royalty Pharma Deal Summary • Upfront: $1.1B (Received) • Milestones: Up to $250M 30 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. Ampreloxetine (Unsecured Royalty) • Outer Year Royalty (“OYR”): 85% of royalties for TRELEGY ELLIPTA return to Theravance Biopharma: – On and after January 1, ௗ 2031 ௗ for U.S. sales 3 – On and after July 1, ௗ 2029 ௗ for ex - U.S. sales 3 • Upfront payment: $25M (Received) • 1st Regulatory approval milestone: $15M – Approval by either FDA or first of the EMA or all four Germany, France, Italy and Spain • Future royalties paid to Royalty Pharma: – 2.5% on annual global net sales up to $500M – 4.5% on annual global net sales > $500M

Fourth Quarter 2022 Financials $ 327.5 million cash 1 as of December 31 , 2022 31 1. Cash, cash equivalents and marketable securities. 2. Amounts include share - based compensation. ($, in thousands) Revenue: Viatris collaboration agreement $ 14,613 $ 12,132 $ 48,624 $ 43,848 Viatris royalties (Non-US) 30 - 30 - Collaboration revenue 6 2,813 192 11,463 Licensing revenue - - 2,500 - Total revenue 14,649 14,945 51,346 55,311 Costs and expenses: Research and development (2) 15,347 31,225 63,392 193,657 Selling, general and administrative (2) 16,734 21,516 67,073 99,296 Restructuring and related expenses (2) - 18,371 12,838 20,142 Total costs and expenses 32,081 71,112 143,303 313,095 Loss from continuing operations (before tax and other income/expense) (17,432) (56,167) (91,957) (257,784) Income from discontinued operations (before tax) - 25,780 1,143,930 65,645 Share-based compensation expense: Research and development 2,825 3,442 12,888 25,634 Selling, general and administrative 4,123 5,113 19,848 28,065 Restructuring and related expenses - 8,362 6,998 8,362 Total share-based compensation expense 6,948 16,917 39,734 62,061 Operating expense excl. share-based compensation and one-time expenses: R&D operating expense (excl. share-based comp and restructuring exp.) 12,522 27,783 50,504 168,023 SG&A operating expense (excl. share-based comp and restructuring exp.) 12,611 16,403 47,225 71,231 Three Months Ended December 31, 2022 2021 (Unaudited) Year Ended December 31, 2022 2021 (Unaudited)